As filed with the Securities and Exchange Commission on January 3, 2011
1940 Act File No. 811-[____]

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
(Check appropriate box or boxes)

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐   Amendment No. __

WELLS FARGO FAMILY OFFICE MASTER FUND, LLC
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Exact Name of Registrant as Specified in Charter

c/o WELLS FARGO ALTERNATIVE ASSET MANAGEMENT, LLC
333 MARKET STREET, 29TH FLOOR
MAC A0119-291
SAN FRANCISCO, CA 94105
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Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

Registrant’s Telephone Number, including Area Code (415) 371-4000
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EILEEN ALDEN
333 MARKET STREET, 29TH FLOOR
MAC A0119-291
SAN FRANCISCO, CA 94105

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Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

GEORGE J. ZORNADA
K&L GATES LLP
STATE STREET FINANCIAL CENTER
ONE LINCOLN STREET
BOSTON, MA  02111

EXPLANATORY NOTE

This Registration Statement of Wells Fargo Family Office Master Fund, LLC (the “Registrant”) has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”).  However, interests in the Registrant have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), and such interests will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act.  Investments in the Registrant may only be made by entities or persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of any offer to buy, interests in the Registrant.

PART A

Responses to Items 1, 2, 3.2, 4, 5, 6 and 7 of Part A have been omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

Responses to certain Items required to be included in Part A of this Registration Statement are incorporated herein by reference to the Registration Statement on Form N-2 (File No. 811-22513) and the Registration Statement on Form N-2 (File No. 811-22515) (together, the “Feeder Funds’ Registration Statements on Form N-2”) of, respectively, Wells Fargo Family Office Fund I, LLC and Wells Fargo Family Office Fund FW, LLC (the “Feeder Funds”), as filed with the Securities and Exchange Commission (the “SEC”).

ITEM 3. FEE TABLE.

This table describes the approximate fees and expenses that you will pay if you buy and hold units of limited liability company interest (“Units”) in Wells Fargo Family Office Master Fund, LLC (the “Master Fund”).

Annual Expenses (as a percentage of average net assets of the Master Fund):

Annual Expenses (as a percentage of net assets attributable to Units)
Management Fees	0.85%
Other Expenses (1)	0.49%
Total Annual Fund Operating Expenses	1.34%
Acquired Fund (Underlying Fund) Fees and Expenses (2)(3)	6.71%
Total Annual Expenses (4)	8.05%

(1) “Other Expenses” are estimated for the Fund based on net assets of $100 million and on anticipated expenses (other than the Management Fee) for the first year of the Master Fund’s operations, including, without limitation, the Administration Fee, the Custodian Fee, accounting and professional fees, investment and operating expenses, legal expenses, extraordinary expenses, federal, state and local taxes payable by the Master Fund in connection with its business, overhead expenses, and other expenses.  See “FEES AND EXPENSES — Administrative, Accounting, Custody, Transfer Agent and Registrar Services” in the private placement memorandum (“Memorandum”) included in the Feeder Funds’ Registration Statement on Form N-2 for more information.

(2) Members also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Master Fund as an investor in the Underlying Funds.  The “Acquired Fund (Underlying Fund) Fees and Expenses” disclosed above includes the fees and expenses of the Master Fund as well as the Underlying Funds.  The “Acquired Fund (Underlying Fund) Fees and Expenses” are estimated for the Underlying Funds, which may (and which should be expected to) be substantially different from that presented and which may significantly change over time and, therefore, significantly affect Acquired Fund (Underlying Fund) Fees and Expenses.  In addition, the Underlying Funds anticipated to be held by the Master Fund will also change, further impacting the calculation of the Acquired Fund (Underlying Fund) Fees and Expenses.  Each Underlying Fund generally will pay a management fee, as well as an incentive fee based on the performance of the Underlying Fund und over a performance period.  The management fee rate will vary and is expected to range from 1.00% to 3.00% annually of the net asset value of that series.  The incentive fee is expected to range from 10% to 25% of the positive performance of an Underlying Fund.  The performance period for an Underlying Fund may be based on a calendar year or other period such as a calendar quarter.  These fees are also payable on redemption from an Underlying Fund.  The Underlying Funds also will be subject to other fees and expenses, including transactional expenses such as brokerage costs and margin interest costs, and fees and expenses of its trustee, custodian, and administrator.  Because the fees and expenses reduce the net return to the Master Fund, a Member indirectly bears these transactional expenses and fees.

(3) The Acquired Fund (Underlying Fund) Fees and Expenses include the Master Fund’s share of operating expenses and performance-based incentive allocations of the Underlying Funds in which the Master Fund invests.  The total estimated 6.71% of Acquired Fund (Underlying Fund) Fees and Expenses consists of approximately 1.70% in management fees, approximately 2.29% in other expenses (trading, etc.) and approximately 2.72% in incentive allocations.

(4) The “Total Annual Expenses” disclosed above will differ significantly from the ratio of expenses to average net assets (Master Fund expense ratio) that will be included in the financial statements in the Master Fund’s annual report because the financial statements will depict the Master Fund’s expenses and do not include the portion of Acquired Fund (Underlying Fund) Fees and Expenses that represent costs incurred at the Underlying Fund level, as required to be disclosed in the above table.

Example

The purpose of the table below is to assist an investor in understanding the various costs and expenses that an investor in the Master Fund will bear directly or indirectly. For a more complete description of the various fees and expenses of the Master Fund, see the sections entitled “Summary of Fees and Expenses” and “Fees and Expenses” in the Feeder Funds’ Memorandum included in the Feeder Funds’ Registration Statements on Form N-2.  The example is based on the fees and expenses as set forth in the table above, including the Acquired Fund Fees and Expenses and should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown. The rate of return of the Master Fund may be greater or less than the hypothetical 5% return used in the example.  A greater rate of return than that used in the example would increase the dollar amount of the investment advisory fee paid by the Master Fund.

Example	Cumulative Expenses Paid for the Period of:
	1 Year	3 Years	5 Years	10 Years
A prospective Member would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods Fund
	$81	$234	$379	$703

ITEM 8. GENERAL DESCRIPTION OF THE REGISTRANT.

The Master Fund is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Master Fund was established as a limited liability company under the laws of Delaware on December 21, 2010. Units of the Master Fund are being issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of, and/or Regulation D under the 1933 Act. Investments in the Master Fund generally may be made only by U.S. and foreign investment companies or other investment vehicles that are “accredited investors,” as defined in Regulation D under the 1933 Act. The Registrant may decline to accept any investment in its discretion. This Registration Statement by itself does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” within the meaning of the 1933 Act.

Information on the Master Fund, the Master Fund’s investment objective, strategies and policies, the kinds of securities in which the Master Fund principally invests, other investment practices of the Master Fund and the risk factors associated with investments in the Master Fund are incorporated herein by reference from the sections entitled “The Fund,” “Investment Program of the Fund” and “Risk Factors” in the Memorandum included in each of the Feeder Funds’ Registration Statements on Form N-2.

ITEM 9. MANAGEMENT

A description of how the business of the Master Fund is managed is incorporated herein by reference from the sections entitled “Management,” “The Adviser” and “Fees and Expenses” in the Memorandum included in each of the Feeder Funds’ Registration Statements on Form N-2. The following list identifies the specific sections of the Memorandum of each of the Feeder Funds under which the information required by Item 9 of Form N-2 may be found; each listed section is incorporated herein by reference.

ITEM 9.1(a) “Management - The Boards of Managers of the Fund and the Master Fund.”

ITEM 9.1 (b) “The Adviser.”

ITEM 9.1 (c) “The Adviser.”

ITEM 9.1(d) “Fees and Expenses – Administrative, Accounting, Custody, Transfer Agent and Registrar Services.”

ITEM 9.1 (e) “Fees and Expenses – Administrative, Accounting, Custody, Transfer Agent and Registrar Services.”

ITEM 9.1 (f) “Fees and Expenses.”

ITEM 9.1 (g) The Master Fund may effect brokerage transactions through affiliates of Wells Fargo Alternative Asset Management, LLC (the “Adviser” or “WFAAM”), subject to compliance with the 1940 Act.

ITEM 9.2. NON-RESIDENT MANAGERS

Not applicable.

ITEM 9.3 CONTROL PERSONS

See response to item 19 below. To the extent that any investor becomes the beneficial owner of more than 25% of the outstanding Units of limited liability company interest (by value) of the Master Fund, such investor may be deemed to be a “control person” of the Master Fund for purposes of the 1940 Act.

ITEM 10. CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES

ITEM 10.1. CAPITAL STOCK

The Master Fund is organized as a limited liability company under the laws of the State of Delaware and intends to be classified as a partnership for income tax purposes.

The beneficial interest in the Master Fund shall be divided into Units.  The number of Units in the Master Fund shall be unlimited.  All Units issued by the Master Fund shall be fully paid and nonassessable.  Unit holders shall have no preemptive or other rights to subscribe to any additional Units or other securities issued by the Master Fund.  The Board of Managers of the Master Fund (the “Board” and each member a “Manager”) shall have full power and authority, in their sole discretion and without obtaining Unit holder approval, (a) to issue original or additional Units at such times and on such terms and conditions as they deem appropriate, (b) to establish and to change in any manner Units with such preference, terms of conversion, voting powers, rights, and privileges as the Board may determine consistent with the 1940 Act (but the Board may not change Units in a manner materially adverse to the Unit holders), (c) to divide or combine the Units in the Master Fund into a greater or lesser number, (d) to abolish the Master Fund, (e) to issue Units to acquire other assets (including assets subject to, and in connection with, the assumption of liabilities) and businesses and (f) to take such other action with respect to the Units as the Board may deem desirable consistent with the 1940 Act.

The Board shall accept investments from such persons and on such terms as they may from time to time authorize.  At the Board’s sole discretion, such investments, subject to applicable law, may be in the form of cash or securities in which the Master Fund is authorized to invest.  The Board shall have the right to refuse to accept investments in the Master Fund at any time without any cause or reason therefor whatsoever.  Notwithstanding anything in the Master Fund’s Limited Liability Company Agreement (“LLC Agreement”) to the contrary, Units shall be only issued in a transaction or transactions not requiring registration under the 1933 Act.  The Board shall impose such other limitations on investments in the Master Fund as are necessary to avoid having the Master Fund treated as a “publicly traded partnership” within the meaning of Section 7704 of the Internal Revenue Code of 1986, as amended.

The Master Fund may be terminated by a majority vote of Unit holders of the Master Fund (“Member”) or the Board by written notice to the Members.

The Board may, without Member approval, cause the Master Fund to merge or consolidate with or into any other entity or entities as long as consistent with the 1940 Act.  Any agreement of merger or consolidation or certificate of merger may be signed by a majority of Board that are not “interested persons” as defined in the 1940 Act, and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

The Board may, without the prior consent or vote of the Members, (i) cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association, or other organization (each, a “successor entity”) to take over all of the Master Fund property or assets or to carry on any business in which the Master Fund shall directly or indirectly have any interest, (ii) sell, convey, and transfer Master Fund property or assets to any such successor entity in exchange for the equity interests thereof or otherwise and (iii) lend money to, subscribe for the equity interests in, and enter into any contracts with, any such successor entity consistent with the 1940 Act.

Summary of LLC Agreement.

The following is a summary description of additional items and of select provisions of the LLC Agreement. The description of such items and provisions is not definitive and reference should be made to the complete text of the form of LLC Agreement contained as an exhibit.

Liability of Members and Board

Except as provided under the Delaware Limited Liability Company Act (the “Delaware Act”) or the 1940 Act, a Member will not be liable for the Master Fund’s debts, obligations and liabilities in any amount in excess of the capital account balance of such Member.  Except as provided under the Delaware Act or the 1940 Act, a Manager will not be liable for the Master Fund’s debts, obligations or liabilities.

Duty of Care

The Master Fund’s LLC Agreement provides that no Manager is liable to the Master Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of a Manager’s services pursuant to any agreement, including the LLC Agreement, between a Board and the Master Fund for the provision of services to the Master Fund unless it is determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of the Manager constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the performance of his services to the Master Fund.  The Master Fund’s LLC Agreement also contains provisions for the indemnification by the Master Fund, to the fullest extent permitted by law, of the Manager of the Master Fund and the directors, officers and employees of the Master Fund (including his or her respective executors, heirs, assigns, successors, or other legal representatives), but not by the Members individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Master Fund.  The rights of indemnification provided under the Master Fund’s LLC Agreement will not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of the LLC Agreement to the fullest extent permitted by law.

Members of the Master Fund will be members of a limited liability company as provided under Delaware law.  Members that are not in breach of any obligation under the LLC Agreement or under their combined form of proxy and consent in connection with subscription agreement, application or certification or under any other document pursuant to which Members agree to be bound by all the terms and provisions of the LLC Agreement will be liable to the Master Fund, any other Member, or third parties only as provided under Delaware law.

Power of Attorney

By purchasing Units and by signing the Master Fund’s LLC Agreement, each Member will appoint each Manager, acting severally, and any liquidator of the Master Fund’s assets appointed pursuant to the LLC Agreement, with full power of substitution, his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Master Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Master Fund or the LLC Agreement.

The power-of-attorney granted in the Master Fund’s LLC Agreement is a special power-of-attorney coupled with an interest in favor of each of the Manager and any liquidator of the Master Fund’s assets and, as such: (1) is irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting the power-of-attorney, regardless of whether the Master Fund, Manager or liquidator has had notice thereof; and (2) survives a transfer by a Member of such Member’s Units, except that, where the transferee thereof has been approved by the Board, the power-of-attorney given by the transferor survives such transfer for the sole purpose of enabling the Board to execute, acknowledge, and file any instrument necessary to effect such transfer.

Term, Dissolution and Liquidation

The Master Fund will be dissolved only:

(1)	upon the affirmative vote to dissolve the Master Fund by the Board;

(2)
upon the determination not to continue the business of the Master Fund or the failure of Members to elect the required number of Managers at a meeting called by WFAAM in accordance with the LLC Agreement;

(3)	at any time there are no Members in accordance with and subject to Delaware law; or

(4)	the entry of a decree of judicial dissolution under Delaware law.

Upon the occurrence of any event of dissolution with respect to the Master Fund, the Board will promptly appoint the Adviser as the liquidator, and the Adviser will liquidate the assets, and wind up the business and affairs of the Master Fund, except that, if the Adviser is unable or unwilling to perform this function, the Board will appoint another person to serve as liquidator, and, if the Board is unable or unwilling to appoint another person to serve as liquidator, Members holding a majority of the total number of votes eligible to be cast by all Members will appoint another person to serve as liquidator, and such person will promptly liquidate assets, and wind up the business and affairs of the Master Fund.  Net profits or net losses during the fiscal period including the period of liquidation are allocated as described in the Memorandum included in the Feeder Funds’ Registration Statements on Form N-2.

Upon the dissolution of the Master Fund, its assets are to be distributed in accordance with Delaware law and the LLC Agreement as follows:

(1)
the debts of the Master Fund and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Master Fund’s assets to its Members has been completed, will first be paid in accordance with priority and on a pro rata basis in accordance with their respective amounts; and

(2)
the Members will next be paid on a pro rata basis in accordance with the positive balances of their respective capital accounts after giving effect to all allocations to be made to such Members’ capital accounts for the fiscal period ending on the date of the distributions.

Voting

Each Member of the Master Fund will be entitled to cast at any meeting of Members a number of votes equivalent to the aggregate Net Asset Value of such Member’s Unit ownership as of the record date for such meeting.  The Board will establish a record date not less than 10 days nor more than 90 days prior to the date of any meeting of Members as the record date for determining eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and will maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.   Members of the Master Fund will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of the Board, approval of the Master Fund’s agreement with any investment adviser to the Master Fund, and certain other matters, to the extent that the 1940 Act requires a vote of Members on any such matters. Except for the exercise of their voting privileges, Members of the Master Fund in their capacity as such are not entitled to participate in the management or control of the Master Fund’s business, and may not act for or bind the Master Fund.

Reports to Members

The Master Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for such Members to complete federal and state income tax or information returns, along with any other tax information required by law. The Master Fund will send a semi-annual and an audited annual report to Members within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act.

Fiscal Year

For accounting purposes, the Master Fund’s fiscal year is the 12-month period ending on March 31. The first fiscal year of the Master Fund will commence on the date of the initial closing and will end on March 31, 2012. For tax purposes, the Master Fund intends to adopt the 12-month period ending December 31 of each year as its taxable year. However, in certain circumstances, the Master Fund may be required to adopt a taxable year ending on another date.

Also, see Exhibit (a) to this Registration Statement.

ITEM 10.2. LONG-TERM DEBT.

Not applicable.

ITEM 10.3. GENERAL.

Not applicable.

ITEM 10.4. TAXES.

Information on the taxation of the Master Fund is incorporated by reference from the section entitled “Taxes” in the Memorandum included in the Feeder Funds’ Registration Statements on Form N-2.

ITEM 10.5. OUTSTANDING SECURITIES.

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant for its Own Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3), as of January 3, 2010

Units of Limited Liability Company Interest	Unlimited	0	$1,000

ITEM 10.6. SECURITIES RATINGS.

Not applicable.

ITEM 11. DEFAULTS AND ARREARS ON SENIOR SECURITIES.

Not applicable.

ITEM 12. LEGAL PROCEEDINGS.

Not applicable.

ITEM 13. TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION (“SAI”).

Not applicable.

PART B

Part B of this Registration Statement should be read in conjunction with Part A.  Capitalized terms used in this Part B and not otherwise defined have the meanings given them in Part A of this Registration Statement.

ITEM 14. COVER PAGE OF SAI.

Not applicable.

ITEM 15. TABLE OF CONTENTS.

Not applicable.

ITEM 16. GENERAL INFORMATION AND HISTORY.

Not applicable.

ITEM 17. INVESTMENT OBJECTIVES AND POLICIES.

Information in response to this item is incorporated by reference from the sections entitled “Investment Program of the Funds” in the Memorandum included in the Feeder Funds’ Registration Statements on Form N-2.

ITEM 18. MANAGEMENT.

Information in response to this item is incorporated by reference from the sections entitled “Management” and “Code of Ethics” in the Memorandum included in the Feeder Funds’ Registration Statements on Form N-2.

ITEM 19. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

Each of the Feeder Funds will invest substantially all of its assets in the Master Fund.  Either of the Feeder Funds may at that time be deemed to control the Master Fund.  The addition of other investors in the Master Fund or an increase in another, if any, feeder fund’s investment in the Master Fund may alter a Feeder Fund’s potential ability to control the Master Fund.

Each Feeder Fund has informed the Master Fund that, whenever a Feeder Fund, as a direct or indirect investor in the Master Fund, is requested to vote on matters pertaining to the Master Fund (other than the termination of the Master Fund’s business, which may be determined by the Managers of the Master Fund without investor approval), such Feeder Fund will seek instructions of its members, and vote all of such Feeder Fund’s interests in the Master Fund proportionately to the instructions received from such Feeder Fund’s members.  Each Feeder Fund shall vote Units for which it receives no voting instructions in the same proportion as the Units for which it receives voting instructions.

The address of each Feeder Fund is the same as that of the Master Fund.

No officers or Managers of the Master Fund currently own any of the outstanding Units in the Master Fund.

Before the commencement of the Master Fund’s operations, the Adviser may be deemed to control the Master Fund.

ITEM 20. INVESTMENT ADVISORY AND OTHER SERVICES.

Information on the investment advisory and other services provided for or on behalf of the Master Fund is incorporated herein by reference from the sections entitled “Management,” “The Adviser,” “Fees and Expenses,” and “Accountants and Legal Counsel” in the Memorandum included in the Feeder Funds’ Registration Statements on Form N-2.

ITEM 21. PORTFOLIO MANAGERS.

Information about the Master Fund’s portfolio managers is incorporated by reference from the section entitled “The Adviser” in the Memorandum included in the Feeder Funds’ Registration Statements on Form N-2.

ITEM 22. BROKERAGE ALLOCATION AND OTHER PRACTICES.

A description of the Master Fund’s brokerage allocation, if any, and other practices is incorporated herein by reference from the section entitled “Brokerage” in the Memorandum included in the Feeder Funds’ Registration Statements on Form N-2.

ITEM 23. TAX STATUS.

Information on the tax status of the Master Fund is incorporated by reference from the section entitled “Taxes” in the Memorandum included in the Feeder Funds’ Registration Statements on Form N-2.

ITEM 24. FINANCIAL STATEMENTS.

The Master Fund will issue a complete set of financial statements on an annual basis prepared in accordance with generally accepted accounting principles.  Registrant has not conducted any business, other than in connection with its organization.

PART C—OTHER INFORMATION

Item 25.                 Financial Statements and Exhibits

(1)	Financial Statements:

Registrant has not conducted any business, other than in connection with its organization.

(2)	Exhibits:

	(a)	(i) Certificate of Formation dated December 21, 2010 filed herewith.

(ii) Limited Liability Company Agreement dated as of January 3, 2011 filed herewith.

	(b)	Bylaws filed herewith.

	(c)	Not applicable.

	(d)	See (2)(a) and (2)(b).

(e)	Not applicable.

(f)	Not applicable.

(g)	Investment Advisory Agreement between Registrant and Wells Fargo Alternative Asset Management, LLC (the “Adviser”) dated as of January 3, 2011 filed herewith.

(h)	Not applicable.

(i)	Not applicable.

(j)	(i) Custodian Services Agreement dated July 25, 2008 incorporated by reference to the Form N-2 filing for the Wells Fargo Multi-Strategy 100 Master Fund I, LLC (filed August 1, 2008).

(ii) Amended and Restated Appendix A to the Custodian Services Agreement dated as of January 3, 2011 filed herewith.

(k)	Administration, Accounting and Investor Services Agreement dated as of January 3, 2011 filed herewith.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)	Code of Ethics filed herewith.

(s)	Power of Attorney filed herewith.

Item 26.                 Marketing Arrangements

Not applicable.

Item 27.                 Other Expenses of Issuance and Distribution

Not applicable.

Item 28.                 Persons Controlled by or Under Common Control

As of the date of filing, the following may be considered to be under common control with the Registrant:

Wells Fargo Multi-Strategy 100 TEI Fund A, LLC
Wells Fargo Multi-Strategy 100 Fund I, LLC
Wells Fargo Multi-Strategy 100 Fund A, LLC

Wells Fargo Multi-Strategy 100 TEI Fund I, LLC
Wells Fargo Multi-Strategy 100 Master Fund I, LLC
Wells Fargo Family Office Fund FW, LLC
Wells Fargo Family Office Fund I, LLC

Item 29.                 Number of Holders of Securities

Set forth below is the number of record holders as of December 31, 2010 of each class of securities of the Registrant:

Title of Class	Number of Record Holders

Units of Limited Liability Company Interests	1

Item 30.                 Indemnification

Registrant’s Limited Liability Company Agreement contains provisions limiting the liability of the Registrant’s Managers and providing for indemnification of the Registrant’s Managers and the directors, officers and employees of the Registrant (including his or her respective executors, heirs, assigns, successors, or other legal representatives) under certain circumstances.  The Registrant hereby undertakes that it will apply the indemnification provision of the Limited Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

Registrant, in conjunction with the Adviser and Registrant’s Board of Managers, maintains insurance on behalf of any person who is an Independent Manager, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position.  Registrant will not pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify.

Item 31.                 Business and Other Connections of Investment Adviser

Information regarding any other business, profession, vocation or employment of a substantial nature in which each executive officer and manager of Wells Fargo Alternative Asset Management, LLC (the “Adviser”) is, or at any time during the past two fiscal years has been, engaged is set forth in the private placement memorandum and/or incorporated by reference to Form ADV filed by the Adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended (File no. 801-60419).  The principal business address of the Adviser is 333 Market Street, 29th Floor, San Francisco, CA 94105.

Item 32.                 Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant’s administrator, PNC Global Investment Servicing Inc., located at 301 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809 and custodian, PFPC Trust Company, located at 8800 Tinicum Blvd., Philadelphia, PA 19153, with the exception of certain documents which are in the possession and custody of the Adviser, located at 333 Market Street, 29th Floor, San Francisco, CA 94105, telephone number (415) 371-4000.  Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Adviser.

Item 33.                 Management Services

Not applicable.

Item 34.                 Undertakings

Not applicable.

Signatures

Pursuant to requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Francisco and the State of California on the 3rd day of January 2011.

WELLS FARGO FAMILY OFFICE MASTER FUND, LLC

By:	/s/ Daniel J. Rauchle
Daniel J. Rauchle
President

INDEX TO EXHIBITS

(a)	(i) Certificate of Formation dated December 21, 2010

(ii) Limited Liability Company Agreement dated January 3, 2010

(b)	Bylaws

(g)	Investment Advisory Agreement dated January 3, 2011

(j)	(ii) Amended and Restated Appendix A to the Custodian Services Agreement dated January 3, 2011

(k)	Administration, Accounting and Investor Services Agreement dated January 3, 2011

(r)	Code of Ethics

(s)	Power of Attorney